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                                                                    EXHIBIT 10.8

November 3, 2003

Stephen C. Farrell
8 Minute Man Lane
Lexington, MA   02421

                 Re: Amendment to Executive Retention Agreement

Dear Steve,

This letter agreement serves to amend the Executive Retention Agreement dated as of March 7, 2002, by and between you and PolyMedica Corporation (the "Company").

1. Section 2 Term of Agreement. The definition of "Term" is hereby amended as follows:

                  "'Term' shall mean the period commencing as of the Effective Date and continuing in effect through August 31, 2004; provided, however, that commencing on September 1, 2004 and each September 1 thereafter, the Term shall be automatically extended for one additional year unless, not later than 90 days prior to the scheduled expiration of the Term (or any extension thereof), the Company shall have given the Executive written notice that the Term will not be extended."

2. Section 4.2(a)(i)(2) Compensation is hereby deleted in its entirety and replaced with the following in lieu thereof:

                 "(2) the amount equal to (A) two multiplied by (B) the sum of
         (x) the Executive's highest annual base salary during the three-year period prior to the Change in Control Date and (y) the Executive's highest annual bonus during the three-year period prior to the Change in Control Date."

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                             Very truly yours,

                                             /s/ Samuel L. Shanaman
                                             ----------------------
                                             Samuel L. Shanaman
                                             Lead Director and Interim Chief
                                               Executive Officer

ACCEPTED AND AGREED TO:

/s/ Stephen C. Farrell
----------------------
Stephen C. Farrell

November 3, 2003
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Date